March 12, 2019

Supplement

SUPPLEMENT DATED MARCH 12, 2019 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF
Morgan Stanley California Tax-Free Daily Income Trust, dated April 30, 2018
Morgan Stanley New York Municipal Money Market Trust, dated April 30, 2018
Morgan Stanley Tax-Free Daily Income Trust, dated April 30, 2018
Morgan Stanley U.S. Government Money Market Trust, dated May 31, 2018
(each, a "Fund")

The section of the Statement of Additional Information entitled "Revenue Sharing" with respect to those arrangements applicable to Morgan Stanley Smith Barney LLC is hereby deleted and replaced with the following:

With respect to Morgan Stanley Smith Barney LLC, these payments may include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)  an ongoing annual fee in an amount of $550,000 in consideration of the Adviser's participation at various Morgan Stanley Smith Barney LLC events, including seminars, conferences and meetings as determined by Morgan Stanley Smith Barney LLC;

(2)  an ongoing annual fee in an amount of $395,000 in consideration of Morgan Stanley Smith Barney LLC providing Adviser with access to distribution analytical data in relation to sales of the Fund and certain other products managed and/or sponsored by the Adviser or its affiliates;

(3)  on shares of the Fund held in Morgan Stanley Smith Barney LLC brokerage and advisory accounts, an ongoing annual fee in an amount up to 0.10% of the total average daily NAV of such shares for the applicable quarterly period; and

(4)  on shares of the Fund held in an account through certain 401(k) platforms in Morgan Stanley Smith Barney LLC's Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average daily NAV of such shares for the applicable quarterly period.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.